Exhibit 10.3

                            [FORM OF AWARD, EMPLOYEE]


                           DELTA AND PINE LAND COMPANY
                        RESTRICTED STOCK AWARD AGREEMENT
                             2005 OMNIBUS STOCK PLAN

THIS STOCK AWARD is made as of ______ ___ , 20__ (the "Grant Date") between Delta and Pine Land Company, a Delaware corporation ("DPL"), and __________ (the "Grantee").

                  THE PARTIES AGREE AS FOLLOWS:

1. Award of Restricted Stock. DPL hereby Awards to the Grantee Shares of DPL's Class A common stock , par value $0.10 per share (the "Restricted Stock"). This Stock Award is subject to all of the terms and conditions set forth herein and in the DPL 2005 Omnibus Stock Plan (the "Plan"), a copy of which is attached hereto and incorporated by reference.

The Grantee acknowledges that he or she has read the Plan and agrees to be bound by its terms. Capitalized terms in this Stock Award not defined herein have the same meanings as defined in the Plan.

2. Definitions.

"Cause" means (a) the willful and continued failure (other than a failure resulting from the Grantee's Disability) to substantially perform the duties assigned by DPL, (b) willfully engaging in conduct which is demonstrably injurious to DPL, monetarily or otherwise, including conduct that, in the reasonable judgment of DPL, does not conform to the standard of DPL's executives or employees, (c) any act of dishonesty, commission of a felony, or (d) a significant violation of any statutory or common law duty of loyalty to DPL.

"Change in Control" means the occurrence of any of the following events: (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the then outstanding voting securities of DPL entitled to vote generally in the election of Members of the Board (the "Outstanding DPL Voting Securities"); provided, however, that for purposes of this paragraph (a) (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by DPL; or (ii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and
(3) of paragraph (c) below shall not be deemed to be a Change in Control; or (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Member of the Board subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Members of the Board then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Members of the Board or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of DPL (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, of the then Outstanding DPL Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns DPL or all or substantially all of DPL's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding DPL Voting Securities (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of DPL or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) individuals who were on the Incumbent Board continue to constitute at least a majority of the members of the board of directors of the corporation resulting from the Business Combination; provided, however, that any individual becoming a Member of the Board subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Members of the Board then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or (d) Approval by the stockholders of DPL of a complete liquidation or dissolution of DPL. Notwithstanding the foregoing, in the case of an Award which is subject to Code Section 409A, Change in Control shall have the meaning required by that Section to avoid adverse tax consequences to Grantee.

"Disability" means a Grantee's permanent and total disability as determined by the Committee in accordance with non-discriminatory standards consistently applied.

"Retirement" means a Grantee's Separation from Service (other than for Cause) on or after attaining his or her attaining the age of sixty-five (65).

"Separation from Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and DPL and its
Affiliates for any reason, including, but not by way of limitation, a termination by resignation, discharge with or without Cause, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by DPL or an Affiliate or, in the case of a Grant which is subject to Code Section 409A, any other continuation of service to DPL or its affiliate which would preclude a separation from service for purposes of Code Section 409A, and (b) in the case of an Independent Contractor, a date specified by the Board and which, in the case of a Grant subject to Code Section 409A, is not earlier than a separation from service of such Independent Contractor under Code Section 409A.

3. Transferability/Share Certificates. Grantee may assign the Restricted Stock, or any portion thereof, to a member(s) of Grantee's Immediate Family or to a Charitable Organization, each as defined in the Plan. The Restricted Stock may not otherwise be sold, pledged, assigned, or otherwise alienated or hypothecated until the Period of Restriction specified below has ended. The rights and protections of DPL hereunder shall extend to its successors, assigns and affiliates. Should the Grantee not be an Employee of DPL on the dates specified for vesting of the Restricted Stock, except for certain circumstances specified below, the Restricted Stock shall be forfeited and returned to DPL's treasury.

4. Termination. Subject to earlier termination as provided in the Plan, this Stock Award will expire on [____________], unless previously vested. Upon such date, the Restricted Shares, unless previously vested, shall be forfeited and returned to DPL' s treasury.

5. Terms of the Plan. The Grantee understands that the Plan includes important terms and conditions that apply to this Stock Award. Those terms include (without limitation): important conditions to the right of the Grantee to receive the Shares without restrictions and early termination of the Stock Award following the occurrence of certain events. Not by way of limitation, Section
7.13 of the Plan contains important non-competition provisions which could result in the forfeiture of all or a portion of the Award granted hereunder.

6. Vesting Schedule/Period of Restriction. The Restricted Stock granted under this Award Agreement shall vest and the Period of Restriction for such Shares shall terminate as follows: ________________Shares shall vest on the [_______________anniversary of the Grant Date] OR [__________________, 20____],
(ii) ________________Shares shall vest on the [_______________anniversary of the Grant Date] OR [__________________, 20____], (iii) ________________Shares shall vest on the [_______________anniversary of the Grant Date] OR [__________________, 20____], (iv) ________________Shares shall vest on the
[_______________anniversary of the Grant Date] OR [__________________,  20____],
and (v) ________________Shares shall vest on the [_______________anniversary of the Grant Date] OR [__________________, 20____]. Should the Grantee's experience a Separation from Service prior to the dates specified above, the Restricted Stock shall vest and the Period of Restrictions will terminate as follows:

(a) Separation from Service by DPL with Cause or voluntarily by the Grantee, all un-vested Restricted Stock shall be forfeited;

(b) Separation from Service by DPL without Cause or upon Retirement, a pro rata portion of the un-vested Restricted Stock shall vest and the Period of
Restriction   shall  terminate  through  date  of  Separation  from  Service  or
Retirement;

(c) Separation from Service upon the Grantee's Disability, the Restricted Stock shall continue to vest during the period of Disability, according to the schedule specified above;

(d) Separation from Service upon the death of the Grantee, all Restricted Stock shall vest in full.

Notwithstanding the foregoing or any other provision of this Grant or the Plan, in the event that Grantee is a "specified employee" as contemplated by Code
Section 409A, and if the Period of Restriction would otherwise lapse as a result of a Separation from Service, then such Period of Restriction shall instead lapse on the date which is six (6) months after the date of such Separation from Service.

In addition, all Restricted Stock shall immediately vest in the event of a Change in Control while Grantee is serving as an Employee of DPL.

7. Miscellaneous. This Stock Award (together with the Plan) sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. This Stock Award will be governed by the substantive law of the State of Delaware, and may be executed in counterparts. The Grantee understands that this Stock Award is subject to early termination as provided in the Plan. Grantee further understands that this Grant is subject to revision as deemed necessary or appropriate by DPL, in its sole discretion, to avoid adverse tax consequences under Code Section 409A.

The parties hereby have entered into this Stock Award Agreement as of the date set forth above.

                                    Delta and Pine Land Company

                                    By: ________________________________

                                    Title:_______________________________



                                    "Grantee"

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                                    Address:

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Attachment: 2005 Omnibus Stock Plan